UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment Number One
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 19, 2018
(Earliest Event Date requiring this Report: November 15, 2018)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition. As previously reported, Capstone Companies, Inc., a Florida corporation, held a webcast and conference call on Thursday, November 15, 2018, at 10:30 a.m., Eastern Standard Time, to discuss its operating and financial results for the fiscal quarter ending September 30, 2018. A copy of the transcript for the webcast and conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

Item 7.01.    Regulation FD Disclosure.  As disclosed above in Item 2.02, the Company held a webcast and conference call at 10:30 a.m., Eastern Standard Time, on Thursday, November 15, 2018, to discuss its operating and financial results for the fiscal quarter ending September 30, 2018.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the transcript or webcast are not incorporated into this Current Report on Form 8-K/A or any other filings by the Company with the Commission.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.2	Transcript of Investor Webcast by Capstone Companies, Inc. on November 15, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton
James G. McClinton, Chief Financial Officer
Dated: November 19, 2018